UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 2005


                                ACIES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                           000-49724               91-2079553
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


              14 Wall Street, Suite 1620, New York, New York 10005
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (800)-361-5540

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 3, 2005, we entered into a Securities Purchase Agreement (the "Purchase Agreement") pursuant to which we sold and issued 8,540,000 shares of Common Stock, par value $.0001 per share (the "Common Stock"), and common stock purchase warrants (the "Warrants") to purchase 8,540,000 shares of our Common Stock (the "Warrant Shares") to several accredited investors who are a party to the Purchase Agreement (the "Purchasers") for an aggregate purchase price of $1,067,500. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Purchase Agreement is attached hereto as Exhibit 4.1.

The Warrants are exercisable from February 3, 2005 until February 3, 2010 for up to 8,540,000 shares of Common Stock at an exercise price of $.25 per share, subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations or reclassifications of our common stock or distributions of cash or other assets. In addition, the Warrants contain provisions protecting against dilution resulting from the sale of additional shares of our Common Stock for less than the exercise price of the Warrants on the date of such issuance or sale. Under the terms of the offering, in no event shall the Purchasers become the beneficial owner of more than 9.99% of the number of shares of common stock outstanding immediately after giving effect to such issuance. The rights of the holders of the Warrants are more fully set forth in the form of Warrant attached hereto as Exhibit 4.2.

In addition, we entered into a Registration Rights Agreement on February 3, 2005 with the Purchasers pursuant to which we are obligated to file a registration statement on Form SB-2 (or if Form SB-2 is not then available to us, on such form of registration statement that is available to effect the registration of the Common Stock) within 30 days after the closing date. If we do not file the registration statements with the SEC within 30 days after the closing date, we are required to make pro rata payments to the Purchasers in an amount equal to 5% of the aggregate shares of Common Stock issued to each Purchaser pursuant to the Purchase Agreement. We are obligated to use our best efforts to cause the registration statement to be declared effective as promptly as possible. The registration rights of the Purchasers are more fully set forth in the Registration Rights Agreement attached hereto as Exhibit 4.3.

On February 8, 2005, we issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

      (B) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

      (C) EXHIBITS.

EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
4.1                   Securities Purchase Agreement, dated February 3, 2005,
                      by and among Acies Corporation and each purchaser identified on the signature pages thereto.
4.2                   Form of Common Stock Purchase Warrant of Acies
                      Corporation.
4.3                   Registration Rights Agreement, dated February 3, 2005, by
                      and among Acies Corporation and each purchaser identified on the signature pages thereto.
99.1                  Press Release of Acies Corporation dated February 8,
                      2005, announcing the sale of securities pursuant to the Securities Purchase Agreement.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACIES CORPORATION


Date: February 8, 2005                    /s/ Oleg Firer
                                           -----------------------
                                           Oleg Firer
                                           President and Chief Executive Officer